UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 20, 2007

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd., Suite 200, Columbus, Ohio        43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.	Other Events
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     On March 20, 2007, the company announced that its stock is now listed  on the NASDAQ Global Market. A copy of the press release issued by the company is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
----------	--------------------------------------------

     (c) Exhibits.

     99.1	Press release dated March 20, 2007 issued by the company.


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: March 20, 2007                         By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                             Officer and Secretary